SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 27, 2000

                         ROLLERBALL INTERNATIONAL, INC.
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               (Exact name of Registrant as specified in charter)


         Delaware                      0-296620             95-4478767
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      (State or other jurisdiction    (Commission          (IRS Employe
       of incorporation)               File Number)        Identification No.)


      9255 Doheny Road, Suite 2705 Los Angeles,CA                       90069
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       (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (310) 275-5313
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          (Former name or former address, if changed since last report)



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Item 4.  Change of Registrant's Certifying Accountant.

         On its report on Form 8-K dated March 7, 2000, Rollerball International, Inc. (the "Company") reported that Ernst & Young, LLP, which acted as the Company's independent accountants with respect to the fiscal years ended December 31, 1997 and 1998, notified the Company that it was resigning as the Company's independent accountants.

         Effective March 27, 2000, the Board of Directors of the Company determined that it would be in the best interests of the Company to retain the services of Merdinger, Fruchter, Rosen & Corso, P.C. to replace Ernst & Young, LLP as its independent accountant and auditors. The firm will be auditing the Company's financial statements to be included in the Company's Form 10K for its fiscal year ended December 31, 1999.

         The Company has engaged Merdinger, Fruchter, Rosen & Corso, P.C. to serve as the Company's accountant and auditors for the fiscal year ending December 31, 1999.

         During the last two fiscal years and subsequent periods, the Company did not consult with Merdinger, Fruchter, Rosen & Corso, P.C. regarding accounting principles, or practices, financial statement disclosure, or auditing scope or procedure or accounting principles applicable to any specific transaction.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  ROLLERBALL INTERNATIONAL, INC.
                                                  (Registrant)


                                                  By:/s/ Jack Forcelledo
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                                                     Jack Forcelledo
                                                     Chief Executive Officer



Dated: March 30, 2000

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